                                                                      Exhibit 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8, Registration Number 333-33998, relating to the Westinghouse Air Brake Company Employee Stock Ownership Plan.

/s/ Arthur Andersen LLP

Pittsburgh, Pennsylvania,
July 2, 2001